UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2001

JDS Uniphase Corporation
(Exact name of registrant as specified in its charter)

Commission file number 0-22874

Delaware	94-2579683
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

210 Baypointe Parkway
San Jose, California    95134

(Address of principal executive offices including zip code)

(408) 434-1800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Exhibit.

Exhibit Number	Description
99.1	Slides to be shown during an investor presentation on November 1, 2001 furnished pursuant to Item 9 of this Form 8-K.

Item 9. Regulation FD Disclosure

On November 1, 2001, officers of JDS Uniphase Corporation, a Delaware corporation (the “Registrant”), will deliver an investor presentation that includes the slides which are attached and filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

JDS UNIPHASE CORPORATION

By:	/s/ Michael C. Phillips

Michael C. Phillips
Senior Vice President, Business Development, General Counsel

Dated: October 31, 2001

EXHIBIT INDEX
Exhibit Number	Description
99.1	Slides to be shown during an investor presentation on November 1, 2001 furnished pursuant to Item 9 of this Form 8-K.